                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Performance in Perspective.......................  4
Glossary of Terms................................  5
Portfolio Management Review......................  7
Portfolio Highlights............................. 10
Portfolio of Investments......................... 11
Statement of Assets and Liabilities.............. 15
Statement of Operations.......................... 16
Statement of Changes in Net Assets............... 17
Financial Highlights............................. 18
Notes to Financial Statements.................... 21
Report of Independent Accountants................ 28

CORP ANR 10/98

                             LETTER TO SHAREHOLDERS



September 25, 1998

Dear Shareholder,
    These continue to be dramatic and
highly unusual times for global
financial markets. Despite a severe
crisis of confidence in many emerging
economies, the United States has
escaped relatively unscathed from the                      [PHOTO]
turmoil. Volatility increased in the
U.S. equity market as the Asian
crisis spread to Russia and Latin
America, but fixed-income investors        DENNIS J. MCDONNELL AND DON G. POWELL
have benefited from developments of
the past year.
    We expect that volatility will
remain high until the situation overseas stabilizes. In this environment, it is important to stay focused on long-term investment goals, and to view daily fluctuations as relatively insignificant in the larger picture. As we detail elsewhere in this letter, the U.S. economy is among the healthiest in the world, our budget is in balance, and Federal Reserve policy makers have demonstrated an ability to make prudent decisions with regard to monetary policy. These factors bode well for investors during the months ahead.

ECONOMIC REVIEW
    To the surprise of many observers, economic growth in the United States seemed impervious to the recession in Asia for several months after the crisis erupted last year. For all of 1997, the U.S. economy grew by a robust 3.8 percent, its fastest pace since 1988. When growth remained strong during the first quarter of 1998, some economists speculated that perhaps drag from Asia would miss the American economy altogether.
    But, the "storm clouds massing over the western Pacific," which Federal Reserve Chairman Alan Greenspan warned "were heading our way" in February, finally arrived at the American shore this spring. Growth decelerated during the second quarter, primarily as a result of weak demand overseas and the strong U.S. dollar. However, a sharp decline in interest rates helped the housing sector to grow at a record pace.
    As the reporting period ended, there was tentative evidence that the global financial crisis and the sudden drop in stock prices was taking its toll on American shoppers. After hitting a 29-year high in June, consumer confidence declined the following two months. Meanwhile, consumer spending fell in July for the first time since 1996.

                                                             Continued on page 2

MARKET OVERVIEW
    The slowdown in world economic growth, coupled with a flight to quality amid turbulence in Asia, Russia, and Latin America, unleashed a powerful rally in the U.S. bond market. During the 12-month period ended in August, the yield on long-term Treasuries declined from 6.60 percent to 5.23 percent, the lowest level since 1968. The yield on 30-year fixed-rate mortgage rates fell to about
7.00 percent, near a five-year low.
    Long-term Treasuries were the top-performing sector of the fixed-income market, gaining about 20 percent during the reporting period, or roughly double the return of corporate and municipal bonds. High yield bonds underperformed as concern grew that global economic weakness could spread to the United States. In a highly unusual development, U.S. stock and bond prices diverged sharply late in the summer, with stocks falling despite a strong rally in the bond market.

OUTLOOK
    We expect that domestic economic fundamentals will remain favorable for fixed-income investments. The impact of slower economic growth abroad should help to offset the inflationary implications of a relatively tight labor market in the United States. While the possibility of a recession can no longer be ruled out, we expect that the U.S. economy will grow at a moderate pace for the foreseeable future.
    We believe that the Federal Reserve stands ready to adjust interest rates as needed, and that global overcapacity will continue to exert downward pressure on commodity prices. Both factors are positive for bonds. We caution, however, that yields have fallen considerably in recent months, and a mild backup in long-term interest rates is possible. Also, a lower dollar or a worsening of economic conditions overseas could lead to reduced foreign demand for U.S. financial assets. Finally, credit concerns will increasingly come into play at this late point in the business cycle.
    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse range of quality investments.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen Asset Management Inc.

[SIG]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED AUGUST 31, 1998

                         VAN KAMPEN CORPORATE BOND FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS
One-year total return based on NAV(1)....    7.89%      6.95%       6.95%
One-year total return(2).................    2.73%      2.95%       5.95%
Five-year average annual total
return(2)................................    5.22%      5.16%       5.37%
Ten-year average annual total
return(2)................................    7.78%        N/A         N/A
Life-of-Fund average annual total
return(2)................................    8.33%      6.49%       5.39%
Commencement date........................  09/23/71   09/28/92   08/30/93

 DISTRIBUTION RATE AND YIELD

Distribution rate(3).....................    6.26%      5.82%       5.82%
SEC Yield(4).............................    5.59%      5.14%       5.16%

N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending August 31, 1998.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

    - Illustrate the general market environment in which your investments are being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

    For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Corporate Bond Index and the Lipper Corporate BBB-Rated Index over time. These indices are statistical composites, and do not reflect any commissions or sales charges which would be incurred by an investor purchasing the securities or investments they represent.

   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
   Van Kampen Corporate Bond Fund vs. the Lehman Brothers Corporate Bond Index and the Lipper Corporate BBB-Rated Index (August 31, 1988 through August 31,
   1998)
                                   [GRAPH]

     August 31,         Lehman                  VK                 Lipper
      1988              10000                   9526               10000
      1989              11370                  10193               11100
      1990              12073                  10493               11594
      1991              13910                  11921               13170
      1992              16018                  13755               15173
      1993              18203                  15609               17234
      1994              17759                  15055               16779
      1995              20152                  16968               18758
      1996              20912                  17427               19583
      1997              23263                  19599               21795
      1998              25469                  21145               23523

-----------------------------------
Fund's Total Return
 1 Year Avg. Annual   =   2.73%
 5 Year Avg. Annual   =   5.22%
10 Year Avg. Annual   =   7.78%
------------------------------------

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               GLOSSARY OF TERMS

BOND: A debt security issued by a government or corporation that generally pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CALL FEATURE: Allows the issuer to buy back a bond on specific call dates before maturity. Call dates and prices are set when the bond is issued. To compensate the bondholder for loss of income and ownership, the initial call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

COUPON RATE: The stated rate of interest the bond pays until maturity, expressed as a percentage of the face value.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

EMERGING MARKETS: The financial markets of developing economies. Many Latin American and Asian countries are considered emerging markets.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or Baa and above by Moody's Investor Service. Bonds rated below BBB or Baa are noninvestment grade.

YIELD: The annual rate of return on an investment, expressed as a percentage. For bonds and notes, the yield is the annual interest divided by the market price.

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

YIELD SPREAD: The difference between the yields of different bonds, due to their different credit ratings or maturities. When yield spreads between bonds of different credit quality are narrow, there is less incentive to own the lower-quality bond. When yield spreads between bonds of different maturities are narrow, there is less incentive to own the bond with the longer maturity. In both cases, the investor is not being compensated for the additional risk.

                          PORTFOLIO MANAGEMENT REVIEW

                         VAN KAMPEN CORPORATE BOND FUND

We recently spoke with the management team of the Van Kampen Corporate Bond Fund about the key events and economic forces that shaped the markets during the past 12 months. The team includes David R. Troth, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended August 31, 1998.

   Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST 12 MONTHS?

   A After 11 months of steady economic growth and fairly consistent stock market appreciation, the market became spooked by a downward spiral in global economies and tumbled in record numbers in the final weeks of the reporting period. In the first six months of the Fund's reporting period, problems overseas seemed to bounce off of our shores. The U.S. economy continued to expand at a robust pace, with GDP growth measured at 5.4 percent in the first quarter alone--a rate considered by many economists to be virtually unsustainable without leading to inflation. Despite the generally solid pace of economic activity, however, inflation remained benign. Falling commodity prices and a strong dollar helped offset the inflationary implications of a tight labor market and active consumer spending.
    The Federal Reserve Board declined to alter short-term interest rates during the Fund's reporting period. However, as the period drew to a close, the Fed acknowledged that a tighter monetary policy might be necessary to curb rising inflationary pressures in the future.
    The domestic fixed-income market benefited from a global "flight to quality" caused by turmoil in Asia and by the growing perception that the domestic economy was slowing. After starting the calendar year at 5.74 percent, the yield on the 10-year Treasury benchmark bond rose to over 5.81 percent during the spring amid signs that some Asian economies were beginning to recover. When weakness in the Japanese yen undercut that recovery, however, yields fell to
4.98 percent by the end of the reporting period. As they had in the final months of 1997 following the emergence of Asia's currency crisis, corporate bonds rapidly lost favor as the world's investors flocked to security.


   Q  HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?

   A During the past 12 months, our emphasis has been on increasing diversification in the Fund's portfolio. In the last six months of the reporting period, we added 13 new issues to the portfolio, bringing the total number of securities held by the Fund to 86. In adding new bonds to the portfolio, we focused on companies that are industry leaders with strong cash flows in growth-oriented sectors. This included medical companies such as Beckman Coulter and Baxter International, and oil and industrial companies.

    The majority of our new purchases, specifically among the investment-grade securities, were non-callable securities. These securities, which tended to dominate the field of new issuance during the period, tend to move closely with Treasuries, whereas callable securities tend to lag the market in a falling interest rate environment such as this one. Non-callable securities contributed to the Fund's return, as Treasuries, which were boosted by high demand, performed well during the period. The past 12 months were marked by a bountiful supply of new issuance, as new corporate issuers stepped up to issue bonds immediately following nearly every market rally during the period. This abundance of supply forced yield spreads to widen between corporate bonds and Treasury securities and lowered the potential return of new purchases.

   Q WHAT WAS THE STRUCTURE OF THE FUND'S PORTFOLIO AT THE END OF THE REPORTING PERIOD?

   A During the 12-month reporting period, the portfolio's percentage of non-investment grade bonds increased slightly as we sought opportunities to enhance the Fund's yield. The mixture of credit quality represented in the Fund's portfolio is designed to help balance its potential price volatility in response to changing interest rates. During periods of rising interest rates, bonds rated BBB and below tend to outperform because the additional yield they generate may help to offset a decline in principal. During periods of falling rates, bonds rated A or higher tend to perform better because they are more interest-rate sensitive.
    During the reporting period, the duration of the Fund remained stable. When rates fall, as they did throughout most of the reporting period, the duration of bonds tended to fall because many began to trade to their call dates rather than maturity dates. We purchased long-duration bonds during the reporting period in order to offset this decline in the duration of portfolio holdings. At the end of the period, the Fund's duration was 6.4 years, which was identical to the duration of its benchmark, the Lehman Brothers Corporate Bond Index. For a listing of the top five sector holdings and additional Fund portfolio highlights, please refer to page 10.


   Q  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

   A The Fund posted a total return of 7.89 percent(1) (Class A shares at net asset value) for the 12-month period ended August 31, 1998. For the same period, the average return for all funds in the Lipper Corporate Debt BBB category was 7.93 percent. By comparison, the Lehman Brothers Corporate Bond Index and the Lehman Brothers Baa Corporate Bond Index produced total returns of
9.47 and 8.49 percent, respectively. These broad-based indices reflect the performance of all publicly issued, fixed-rate, non-convertible investment grade corporate debt. Please keep in mind that these indices are unmanaged and do not reflect any commissions, fees, or sales charges that would be paid by an investor purchasing the securities they represent. Please refer to the chart on page 3 for additional Fund performance results.

   Q  WHAT IS YOUR OUTLOOK FOR THE MARKET OVER THE COMING MONTHS?

   A Although it's impossible to foresee what twists and turns lie hidden in the road ahead, we expect something of a return to normalcy once the world's major markets gain steadier footing. Despite many of our global neighbors' economic problems, our economic conditions have remained strong and relatively untouched by inflation. At the same time, the Federal Reserve Board seems poised to take action in the next few months, so we will keep our eyes and ears tuned for any changes.
    We have taken action to decrease the risk of bonds being called away from the portfolio by scrutinizing the portfolio in search of issues that may have served the Fund well in the past, but are no longer benefiting from call protection. We believe the Fund's emphasis on high-quality investment-grade bonds and its relatively short duration will help to limit potential price volatility due to changing market conditions. Until we get a better sense of what the future holds for this volatile market, we do not expect to make any major changes to the portfolio. We will continue to support the Fund's objective of current income and preservation of capital, and look to add value through our investment strategies and bond selection.


[SIG]
David R. Troth

Portfolio Manager

[SIG.]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                                                  Please see footnotes on page 3

                              PORTFOLIO HIGHLIGHTS

                         VAN KAMPEN CORPORATE BOND FUND

 TOP TEN HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                              AS OF
                         AUGUST 31, 1998
Merrill Lynch & Co., Inc....  4.20%
News America Holdings,
  Inc.......................  4.16%
Cox Communications, Inc.....  3.53%
TCI Communications, Inc.....  3.53%
Republic of South Africa....  3.28%
Ashland Oil, Inc............  3.25%
United Airlines, Inc........  2.80%
PDV America, Inc............  2.76%
Tenet Healthcare Corp.......  2.64%
International Business
  Machines Corp. ...........  2.41%

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF AUGUST 31, 1998                     AS OF AUGUST 31, 1997
AAA.............2.2%                   A....................25.1%
AA..............4.2%  [PIE CHART]      BBB..................60.2%   [PIE CHART]
A..............21.8%                   BB...................14.7%
BBB............55.1%
BB.............16.5%
B...............0.2%


Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.
 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

As of August 31, 1998                  AS OF AUGUST 31, 1997
Consumer Services.....  20.9%          Consumer Services.....  22.8%
Energy................  11.9%          Energy................  14.3%
Finance...............  11.2%          Finance...............   9.7%
Raw Materials                          Transportation........   9.7%
  /Processing                          Raw Materials/Processing
  Industries..........     9.6%            Industries..........   9.2%
Utilities.............   8.8%



 DURATION

          AS OF AUGUST 31, 1998          AS OF AUGUST 31, 1997
Duration         6.4 years                      6.2 years

                            PORTFOLIO OF INVESTMENTS

                                August 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------
          CORPORATE BOND  85.0%
          CONSUMER DISTRIBUTION  0.8%
$ 2,000   Nabisco, Inc....................................  7.550%  06/15/15  $  2,068,400
                                                                              ------------
          CONSUMER DURABLES  0.8%
    750   Brunswick Corp..................................  7.125   08/01/27       794,393
  1,000   Chrysler Corp...................................  7.450   03/01/27     1,078,410
                                                                              ------------
                                                                                 1,872,803
                                                                              ------------
          CONSUMER NON-DURABLES  2.1%
  2,000   Coca Cola Enterprises, Inc......................  8.500   02/01/12     2,441,680
    750   Dimon, Inc......................................  8.875   06/01/06       705,000
  2,000   Westpoint Stevens, Inc. 144A -- Private
          Placement (a)...................................  7.875   06/15/05     1,970,000
                                                                              ------------
                                                                                 5,116,680
                                                                              ------------
          CONSUMER SERVICES  19.9%
  1,250   Belo A H Corp...................................  7.125   06/01/07     1,348,000
  2,500   Clear Channel Communications, Inc...............  7.250   10/15/27     2,561,275
  5,000   Cox Communications, Inc.........................  6.875   06/15/05     5,228,500
  3,000   Cox Communications, Inc.........................  7.250   11/15/15     3,159,600
  1,250   CSC Holdings, Inc...............................  7.875   12/15/07     1,275,000
  2,500   CSC Holdings, Inc...............................  7.875   02/15/18     2,525,000
  1,000   Harcourt General, Inc...........................  7.200   08/01/27       964,600
  1,250   Harcourt General, Inc...........................  8.875   06/01/22     1,571,462
  5,000   ITT Corp........................................  6.750   11/15/05     4,833,750
  6,000   News America Holdings, Inc......................  8.875   04/26/23     7,432,680
  2,000   News America Holdings, Inc......................  9.250   02/01/13     2,440,400
    375   Premier Parks, Inc..............................      *   04/01/08       228,750
    250   Premier Parks, Inc..............................  9.250   04/01/06       240,000
  2,500   Royal Caribbean Cruises Ltd.....................  7.500   10/15/27     2,667,375
  1,500   Stewart Enterprises, Inc........................  6.400   05/01/03     1,524,600
  3,000   TCI Communications, Inc.........................  6.875   02/15/06     3,109,710
  2,500   TCI Communications, Inc.........................  8.750   08/01/15     2,937,075
  2,000   TCI Communications, Inc.........................  9.250   01/15/23     2,330,800
  3,000   Viacom, Inc.....................................  7.750   06/01/05     3,172,500
                                                                              ------------
                                                                                49,551,077
                                                                              ------------

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------
          ENERGY  11.3%
$ 6,300   Ashland Oil, Inc................................  8.800%  11/15/12  $  7,713,090
    750   Barrett Resources Corp..........................  7.550   02/01/07       765,000
  1,000   Lyondell Petrochemical Co.......................  6.500   02/15/06     1,006,340
  6,300   PDV America, Inc................................  7.875   08/01/03     6,556,914
  1,500   Petroliam Nasional Berhad 144A -- Private
          Placement (a)...................................  7.625   10/15/26       845,700
  5,000   Phillips Petroleum Co...........................  8.860   05/15/22     5,652,750
  1,000   R & B Falcon Corp...............................  6.500   04/15/03     1,012,300
  4,000   Union Oil Co....................................  9.125   02/15/06     4,754,000
                                                                              ------------
                                                                                28,306,094
                                                                              ------------
          FINANCE  10.7%
  3,000   Cez Finance B V.................................  7.125   07/15/07     2,785,080
  3,500   Hutchison Whampoa Finance 144A -- Private
          Placement (a)...................................  7.500   08/01/27     2,542,050
 10,000   Merrill Lynch & Co., Inc........................  6.000   07/15/05     9,976,800
  3,171   PNPP II Funding Corp............................  8.510   11/30/06     3,337,477
  3,000   Royal Bank Scotland Group.......................  6.375   02/01/11     3,048,300
  4,500   Ryder Systems, Inc..............................  9.250   05/15/01     4,910,850
                                                                              ------------
                                                                                26,600,557
                                                                              ------------
          HEALTHCARE  6.2%
  2,000   Aetna Services, Inc.............................  7.125   08/15/06     2,089,100
  1,000   Allegiance Corp.................................  7.800   10/15/16     1,130,400
  4,000   Baxter International, Inc.......................  6.625   02/15/28     3,994,640
  1,500   Beckman Coulter, Inc............................  7.450   03/04/08     1,539,450
    500   Manor Care, Inc.................................  7.500   06/15/06       513,350
  6,500   Tenet Healthcare Corp. 144A -- Private Placement
          (a).............................................  8.125   12/01/08     6,272,500
                                                                              ------------
                                                                                15,539,440
                                                                              ------------
          OIL & GAS  0.4%
  1,000   Transcontinental Gas Pipeline Corp..............  7.250   12/01/26     1,038,650
                                                                              ------------
          PRODUCER MANUFACTURING  3.0%
  5,000   Federal-Mogul Corp..............................  7.875   07/01/10     4,837,500
  2,500   Rubbermaid, Inc.................................  6.600   11/15/06     2,636,000
                                                                              ------------
                                                                                 7,473,500
                                                                              ------------
          RAW MATERIALS/PROCESSING INDUSTRIES  9.1%
  1,000   Carter Holt Harvey Ltd..........................  8.375   04/15/15     1,120,600
  4,000   Crown Cork & Seal, Inc..........................  8.000   04/15/23     4,518,960
  4,000   Federal Paper Board, Inc........................  8.875   07/01/12     4,961,600
  1,750   Idex Corp.......................................  6.875   02/15/08     1,774,973
  4,000   IMC Global, Inc.................................  6.875   07/15/07     4,222,280
  1,000   IMC Global, Inc.................................  7.300   01/15/28     1,002,500

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------
          RAW MATERIALS/PROCESSING INDUSTRIES (CONTINUED)
$ 3,000   Lafarge Corp....................................  6.500%  07/15/08  $  2,986,800
  1,250   Owens Illinois, Inc.............................  7.150   05/15/05     1,276,625
    250   Pride International, Inc........................  9.375   05/01/07       232,500
    750   Smithfield Foods, Inc...........................  7.625   02/15/08       727,500
                                                                              ------------
                                                                                22,824,338
                                                                              ------------
          TECHNOLOGY  4.5%
  5,000   Computer Associates International, Inc. 144A --
          Private Placement (a)...........................  6.375   04/15/05     4,954,200
  5,000   International Business Machines Corp............  7.500   06/15/13     5,715,500
    500   Raytheon Co.....................................  7.200   08/15/27       551,510
                                                                              ------------
                                                                                11,221,210
                                                                              ------------
          TRANSPORTATION  7.8%
  3,000   AMR Corp........................................  9.500   05/15/01     3,285,690
    750   CSX Corp........................................  8.625   05/15/22       916,575
  2,000   Delta Airlines, Inc.............................  9.750   05/15/21     2,656,200
  1,500   Kansas City Southern Industries, Inc............  7.875   07/01/02     1,596,855
  4,000   Union Pacific Corp..............................  8.350   05/01/25     4,466,200
  5,000   United Airlines, Inc............................ 10.020   03/22/14     6,655,400
                                                                              ------------
                                                                                19,576,920
                                                                              ------------
          UTILITIES  8.4%
  1,000   360 Communications Co...........................  7.125   03/01/03     1,045,770
  1,000   AES Corp........................................ 10.250   07/15/06     1,030,000
  1,000   Arizona Public Service Co.......................  8.750   01/15/24     1,110,600
  2,000   Arizona Public Service Co.......................  9.500   04/15/21     2,246,620
  1,000   Gulf States Utilities Co........................  8.940   01/01/22     1,070,990
  1,000   Long Island Lighting Co.........................  9.000   11/01/22     1,137,500
  3,250   Niagara Mohawk Power Corp.......................  7.625   10/01/05     3,315,000
  2,500   Texas Utilities Electric Co.....................  8.875   02/01/22     2,803,000
    500   UtiliCorp United, Inc...........................  6.700   10/15/06       520,935
  4,750   Worldcom, Inc...................................  6.950   08/15/28     4,697,750
  2,000   Yorkshire Power Finance Ltd. 144A -- Private
          Placement (a)...................................  6.496   02/25/08     1,969,160
                                                                              ------------
                                                                                20,947,325
                                                                              ------------
TOTAL CORPORATE BOND  85.0%...............................                     212,136,994
                                                                              ------------

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------
          GOVERNMENT OBLIGATIONS  10.1%
$ 4,000   Providence of Newfoundland (Canada).............  9.000%  10/15/21  $  5,292,400
    650   Providence of Saskatchewan (Canada).............  8.000   02/01/13       754,936
  1,000   Republic of Argentina........................... 11.375   01/30/17       720,000
  5,000   Republic of South Africa........................  8.375   10/17/06     4,864,900
  3,500   Republic of South Africa........................  8.500   06/23/17     2,910,915
  2,500   United Mexican States (Mexico)..................  9.875   01/15/07     2,125,000
  4,000   United Mexican States (Mexico).................. 11.375   09/15/16     3,410,000
  5,000   United States Treasury Notes....................  5.750   10/31/02     5,132,400
                                                                              ------------
TOTAL GOVERNMENT OBLIGATIONS..............................                      25,210,551
                                                                              ------------
TOTAL LONG-TERM INVESTMENTS  95.1%
  (Cost $224,004,748).......................................................   237,347,545
REPURCHASE AGREEMENT  3.2%
  BA Securities ($8,025,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 08/31/98, to be sold on
  09/01/98 at $8,026,288)
  (Cost $8,025,000).........................................................     8,025,000
                                                                              ------------
TOTAL INVESTMENTS  98.3%
  (Cost $232,029,748).......................................................   245,372,545
OTHER ASSETS IN EXCESS OF LIABILITIES  1.7%.................................     4,218,013
                                                                              ------------
NET ASSETS  100.0%..........................................................  $249,590,558
                                                                               -----------

 * Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $232,029,748).......................    $245,372,545
Cash........................................................           2,516
Receivables:
  Interest..................................................       4,198,372
  Fund Shares Sold..........................................       2,727,906
Other.......................................................          49,478
                                                                ------------
      Total Assets..........................................     252,350,817
                                                                ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       1,792,179
  Income Distributions......................................         459,053
  Distributor and Affiliates................................         145,538
  Investment Advisory Fee...................................         102,333
Accrued Expenses............................................         135,782
Trustees' Deferred Compensation and Retirement Plans........         125,374
                                                                ------------
      Total Liabilities.....................................       2,760,259
                                                                ------------
NET ASSETS..................................................    $249,590,558
                                                                ============
NET ASSETS CONSIST OF:
Capital.....................................................    $252,387,962
Net Unrealized Appreciation.................................      13,342,797
Accumulated Undistributed Net Investment Income.............        (386,213)
Accumulated Net Realized Loss...............................     (15,753,988)
                                                                ------------
NET ASSETS..................................................    $249,590,558
                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $185,963,933 and 26,467,270 shares of
    beneficial interest issued and outstanding).............    $       7.03
    Maximum sales charge (4.75%* of offering price).........             .35
                                                                ------------
    Maximum offering price to public........................    $       7.38
                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $53,809,578 and 7,674,616 shares of
    beneficial interest issued and outstanding).............    $       7.01
                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $9,817,047 and 1,400,251 shares of
    beneficial interest issued and outstanding).............    $       7.01
                                                                ============
*On sales of $100,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                       For the Year Ended August 31, 1998
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................    $16,782,210
Other.......................................................         88,000
                                                                -----------
    Total Income............................................     16,870,210
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................      1,090,017
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $401,436, $428,251 and $61,754,
  respectively).............................................        891,441
Shareholder Services........................................        494,953
Custody.....................................................         19,659
Trustees' Fees and Expenses.................................         18,707
Legal.......................................................          7,478
Other.......................................................        292,131
                                                                -----------
    Total Expenses..........................................      2,814,386
                                                                -----------
NET INVESTMENT INCOME.......................................    $14,055,824
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $   897,823
                                                                -----------
Unrealized Appreciation/Depreciation:
    Beginning of the Period.................................     12,431,314
    End of the Period.......................................     13,342,797
                                                                -----------
Net Unrealized Appreciation During the Period...............        911,483
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $ 1,809,306
                                                                -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $15,865,130
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Years Ended August 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                        Year Ended         Year Ended
                                                      August 31, 1998    August 31, 1997
----------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................  $  14,055,824      $  13,877,118
Net Realized Gain/Loss...............................        897,823           (177,546)
Net Unrealized Appreciation During the Period........        911,483          9,169,489
                                                       -------------      -------------
Change in Net Assets from Operations.................     15,865,130         22,869,061
                                                       -------------      -------------
Distributions from Net Investment Income*............    (14,433,446)       (13,688,097)
Distributions in Excess of Net Investment Income*....       (430,640)               -0-
                                                       -------------      -------------
  Total Distributions................................    (14,864,086)       (13,688,097)
                                                       -------------      -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................      1,001,044          9,180,964
                                                       -------------      -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................     92,822,340         36,820,373
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................     10,139,695          9,046,389
Cost of Shares Repurchased...........................    (54,403,687)       (50,822,539)
                                                       -------------      -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...     48,558,348         (4,955,777)
                                                       -------------      -------------
TOTAL INCREASE IN NET ASSETS.........................     49,559,392          4,225,187
NET ASSETS:
Beginning of the Period..............................    200,031,166        195,805,979
                                                       -------------      -------------
End of the Period (Including accumulated
  undistributed net investment income of $(386,213)
  and $377,622, respectively)........................  $ 249,590,558      $ 200,031,166
                                                       =============      =============

                                                        Year Ended         Year Ended
              *Distributions by Class:                August 31, 1998    August 31, 1997
----------------------------------------------------------------------------------------
Distributions from and in Excess of
  Net Investment Income:
  Class A Shares.....................................  $(11,934,964)      $(11,405,905)
  Class B Shares.....................................    (2,562,029)        (1,925,295)
  Class C Shares.....................................      (367,093)          (356,897)
                                                       ------------       ------------
                                                       $(14,864,086)      $(13,688,097)
                                                       ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                     Year Ended August 31,
                                       -------------------------------------------------
           Class A Shares                1998       1997      1996      1995      1994
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.............................  $  6.967   $  6.650   $  6.94   $  6.62   $  7.36
                                       --------   --------   -------   -------   -------
  Net Investment Income..............      .454       .494      .479       .48       .49
  Net Realized and Unrealized
    Gain/Loss........................      .085       .309     (.289)      .32     (.745)
                                       --------   --------   -------   -------   -------
Total from Investment Operations.....      .539       .803      .190       .80     (.255)
Less Distributions from and in Excess
  of Net Investment Income...........      .480       .486      .480       .48      .485
                                       --------   --------   -------   -------   -------
Net Asset Value, End of the Period...  $  7.026   $  6.967   $ 6.650   $  6.94   $  6.62
                                       ========   ========   =======   =======   =======
Total Return (a).....................     7.89%     12.46%     2.71%    12.71%    (3.55%)
Net Assets at End of the Period (In
  millions)..........................  $  186.0   $  160.9   $ 162.9   $ 169.0   $ 160.0
Ratio of Expenses to Average Net
  Assets (b).........................     1.08%      1.13%     1.10%     1.13%     1.09%
Ratio of Net Investment Income to
  Average Net Assets (b).............     6.40%      7.16%     6.90%     7.22%     7.06%
Portfolio Turnover...................       17%        18%       34%       25%        0%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                     Year Ended August 31,
                                       -------------------------------------------------
           Class B Shares                1998       1997      1996      1995      1994
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.............................  $  6.955   $  6.642   $  6.94   $  6.62   $  7.36
                                       --------   --------   -------   -------   -------
  Net Investment Income..............      .412       .438      .424       .42       .44
  Net Realized and Unrealized
    Gain/Loss........................      .071       .308     (.290)      .33     (.755)
                                       --------   --------   -------   -------   -------
Total from Investment Operations.....      .483       .746      .134       .75     (.315)
Less Distributions from and in Excess
  of Net Investment Income...........      .427       .433      .432       .43      .425
                                       --------   --------   -------   -------   -------
Net Asset Value, End of the Period...  $  7.011   $  6.955   $ 6.642   $  6.94   $  6.62
                                       ========   ========   =======   =======   =======
Total Return (a).....................     6.95%     12.19%     1.85%    11.86%    (4.38%)
Net Assets at End of the Period (In
  millions)..........................  $   53.8   $   34.0   $  26.9   $  19.2   $  13.5
Ratio of Expenses to Average Net
  Assets (b).........................     1.85%      1.91%     1.90%     1.94%     1.90%
Ratio of Net Investment Income to
  Average Net Assets (b).............     5.59%      6.37%     6.12%     6.40%     6.29%
Portfolio Turnover...................       17%        18%       34%       25%        0%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                     Year Ended August 31,
                                       -------------------------------------------------
           Class C Shares                1998       1997      1996      1995      1994
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.............................  $  6.956   $  6.639   $  6.93   $  6.62   $  7.36
                                       --------   --------   -------   -------   -------
  Net Investment Income..............      .419       .434      .426       .42       .44
  Net Realized and Unrealized
    Gain/Loss........................      .063       .316     (.285)      .32     (.755)
                                       --------   --------   -------   -------   -------
Total from Investment Operations.....      .482       .750      .141       .74     (.315)
Less Distributions from and in Excess
  of Net Investment Income...........      .427       .433      .432       .43      .425
                                       --------   --------   -------   -------   -------
Net Asset Value, End of the Period...  $  7.011   $  6.956   $ 6.639   $  6.93   $  6.62
                                       ========   ========   =======   =======   =======
Total Return (a).....................     6.95%     11.63%     2.00%    11.70%    (4.51%)
Net Assets at End of the Period (In
  millions)..........................  $    9.8   $    5.1   $   5.9   $   4.1   $   2.3
Ratio of Expenses to Average Net
  Assets (b).........................     1.85%      1.92%     1.90%     1.93%     1.93%
Ratio of Net Investment Income to
  Average Net Assets (b).............     5.55%      6.38%     6.14%     6.40%     6.49%
Portfolio Turnover...................       17%        18%       34%       25%        0%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Corporate Bond Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide current income with preservation of capital through investing primarily in a diversified portfolio of corporate debt securities. The Fund commenced investment operations on September 23, 1971. The distribution of the Fund's Class B and Class C shares commenced on September 28, 1992 and August 30, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available as noted above, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At August 31, 1998, there were no when issued or delayed delivery purchase commitments.

    The Fund invests in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in

                                August 31, 1998
--------------------------------------------------------------------------------

repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discount is amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At August 31, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $15,753,988 which will expire between August 31, 1999 and August 31, 2005. Of this amount, $13,885,229 will expire on August 31, 1999.

    At August 31, 1998, for federal income tax purposes the cost of long- and short-term investments is $232,029,748; the aggregate gross unrealized appreciation is $17,392,412 and the aggregate gross unrealized depreciation is $4,049,615, resulting in net unrealized appreciation of $13,342,797.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes. Due

                                August 31, 1998
--------------------------------------------------------------------------------

to the inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1998 fiscal year have been identified and appropriately reclassified. Permanent differences totaling $44,427 related to market discount recognized upon disposition were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income and $6,833,853 related to the expiration of a portion of the capital loss carryforward, was reclassified from accumulated net realized gain/loss to capital.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                     % PER ANNUM
---------------------------------------------------------------------
First $150 million......................................    .50 of 1%
Next $100 million.......................................    .45 of 1%
Next $100 million.......................................    .40 of 1%
Over $350 million.......................................    .35 of 1%

    For the year ended August 31, 1998, the Fund recognized expenses of approximately $6,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended August 31, 1998, the Fund recognized expenses of approximately $89,900 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 1998, the Fund recognized expenses of approximately $344,000. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the

                                August 31, 1998
--------------------------------------------------------------------------------

retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At August 31, 1998, capital aggregated $190,399,189, $52,350,550 and
$9,638,223 for Classes A, B and C, respectively. For the year ended August 31, 1998, transactions were as follows:

                                                     SHARES           VALUE
---------------------------------------------------------------------------
Sales:
  Class A....................................     7,628,952    $ 54,313,505
  Class B....................................     4,450,037      31,604,203
  Class C....................................       971,515       6,904,632
                                                 ----------    ------------
Total Sales..................................    13,050,504    $ 92,822,340
                                                 ==========    ============
Dividend Reinvestment:
  Class A....................................     1,165,005    $  8,276,050
  Class B....................................       236,853       1,679,288
  Class C....................................        26,012         184,357
                                                 ----------    ------------
Total Dividend Reinvestment..................     1,427,870    $ 10,139,695
                                                 ==========    ============
Repurchases:
  Class A....................................    (5,430,218)   $(38,590,584)
  Class B....................................    (1,897,082)    (13,463,546)
  Class C....................................      (331,118)     (2,349,557)
                                                 ----------    ------------
Total Repurchases............................    (7,658,418)   $(54,403,687)
                                                 ==========    ============

                                August 31, 1998
--------------------------------------------------------------------------------

    At August 31, 1997, capital aggregated $171,751,125, $33,829,037 and
$5,083,305 for Classes A, B and C, respectively. For the year ended August 31, 1997, transactions were as follows:

                                                     SHARES           VALUE
---------------------------------------------------------------------------
Sales:
  Class A....................................     3,365,902    $ 23,137,035
  Class B....................................     1,831,776      12,527,159
  Class C....................................       168,402       1,156,179
                                                 ----------    ------------
Total Sales..................................     5,366,080    $ 36,820,373
                                                 ==========    ============
Dividend Reinvestment:
  Class A....................................     1,113,282    $  7,650,477
  Class B....................................       179,988       1,235,230
  Class C....................................        23,436         160,682
                                                 ----------    ------------
Total Dividend Reinvestment..................     1,316,706    $  9,046,389
                                                 ==========    ============
Repurchases:
  Class A....................................    (5,877,398)   $(40,312,723)
  Class B....................................    (1,182,021)     (8,099,925)
  Class C....................................      (352,188)     (2,409,891)
                                                 ----------    ------------
Total Repurchases............................    (7,411,607)   $(50,822,539)
                                                 ==========    ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will be automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                       CONTINGENT DEFERRED
                                                          SALES CHARGE
               YEAR OF REDEMPTION                    CLASS B         CLASS C
----------------------------------------------------------------------------
First............................................     4.00%           1.00%
Second...........................................     4.00%            None
Third............................................     3.00%            None
Fourth...........................................     2.50%            None
Fifth............................................     1.50%            None
Sixth and Thereafter.............................      None            None

                                August 31, 1998
--------------------------------------------------------------------------------

    For the year ended August 31, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $72,600 and CDSC on redeemed shares of approximately $154,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $80,797,372 and $37,017,083 respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    The Fund may invest in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                                August 31, 1998
--------------------------------------------------------------------------------

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the year ended August 31, 1998 are payments retained by Van Kampen of approximately $362,136.

7. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Fund but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Fund with service at current levels. In addition, it is possible that the securities markets in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of

Van Kampen Corporate Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Corporate Bond Fund (the "Fund") at August 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
October 2, 1998

                         VAN KAMPEN CORPORATE BOND FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*
  Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.

P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 East Randolph Drive
Chicago, Illinois 60601

                                              * "Interested" persons of the
                                                Fund, as defined in the
                                                Investment Company Act of 1940.

                                              (C) Van Kampen Funds Inc., 1998.
                                                  All rights reserved.

                                              (SM) denotes a service mark of Van
                                                   Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1998, the report must be accompanied by a quarterly performance update, if applicable.